                                                                      Exhibit 24


                                POWER OF ATTORNEY



         KNOW BY ALL MEN BY THESE PRESENTS, that the undersigned director of Demegen, Inc., a Colorado Corporation, does make, constitute and appoint RICHARD
D. EKSTROM, with full power and authority his true and lawful attorney-in-fact and agent, for him and his name, place and stead in any and all capacities, to sign the Annual Report of Demegen, Inc. on Form 10-KSB for the year ended September 30, 1999, and to file such Annual Report, so signed, with all exhibits thereto, with the Securities and Exchange Commission, hereby further granting unto said attorney-in-fact full power and authority to do and perform any and all acts and things requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do in person; the undersigned hereby ratifies and confirms all that said attorney and agent, shall do or cause to be done by virtue hereof.


         IN WITNESS WHEREOF, THE UNDERSIGNED HAS HEREUNTO SET HIS HAND AND SEAL THIS 2nd day of December, 1999.







   /s/ James Colker   (SEAL)
----------------------
James Colker, Director

                                POWER OF ATTORNEY



         KNOW BY ALL MEN BY THESE PRESENTS, that the undersigned director of Demegen, Inc., a Colorado Corporation, does make, constitute and appoint RICHARD
D. EKSTROM, with full power and authority his true and lawful attorney-in-fact and agent, for him and his name, place and stead in any and all capacities, to sign the Annual Report of Demegen, Inc. on Form 10-KSB for the year ended September 30, 1999, and to file such Annual Report, so signed, with all exhibits thereto, with the Securities and Exchange Commission, hereby further granting unto said attorney-in-fact full power and authority to do and perform any and all acts and things requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do in person; the undersigned hereby ratifies and confirms all that said attorney and agent, shall do or cause to be done by virtue hereof.


         IN WITNESS WHEREOF, THE UNDERSIGNED HAS HEREUNTO SET HIS HAND AND SEAL THIS 2nd day of December, 1999.







    /s/ Robert E. Hannan  (SEAL)
--------------------------
Robert E. Hannan, Director

                                POWER OF ATTORNEY



         KNOW BY ALL MEN BY THESE PRESENTS, that the undersigned director of Demegen, Inc., a Colorado Corporation, does make, constitute and appoint RICHARD
D. EKSTROM, with full power and authority his true and lawful attorney-in-fact and agent, for him and his name, place and stead in any and all capacities, to sign the Annual Report of Demegen, Inc. on Form 10-KSB for the year ended September 30, 1999, and to file such Annual Report, so signed, with all exhibits thereto, with the Securities and Exchange Commission, hereby further granting unto said attorney-in-fact full power and authority to do and perform any and all acts and things requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do in person; the undersigned hereby ratifies and confirms all that said attorney and agent, shall do or cause to be done by virtue hereof.


         IN WITNESS WHEREOF, THE UNDERSIGNED HAS HEREUNTO SET HIS HAND AND SEAL THIS 2nd day of December, 1999.







        /s/ Jerry B. Hook          (SEAL)
----------------------------------
Jerry B. Hook, Ph.D., Director

                                POWER OF ATTORNEY



         KNOW BY ALL MEN BY THESE PRESENTS, that the undersigned director of Demegen, Inc., a Colorado Corporation, does make, constitute and appoint
RICHARD D. EKSTROM, with full power and authority his true and lawful attorney-in-fact and agent, for him and his name, place and stead in any and all capacities, to sign the Annual Report of Demegen, Inc. on Form 10-KSB for the year ended September 30, 1999, and to file such Annual Report, so signed, with all exhibits thereto, with the Securities and Exchange Commission, hereby further granting unto said attorney-in-fact full power and authority to do and perform any and all acts and things requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do in person; the undersigned hereby ratifies and confirms all that said attorney and agent, shall do or cause to be done by virtue hereof.


         IN WITNESS WHEREOF, THE UNDERSIGNED HAS HEREUNTO SET HIS HAND AND SEAL THIS 2nd day of December, 1999.







        /s/ Jesse M. Jaynes     (SEAL)
--------------------------------
Jesse M. Jaynes, Ph.D., Director

                                POWER OF ATTORNEY



         KNOW BY ALL MEN BY THESE PRESENTS, that the undersigned director of Demegen, Inc., a Colorado Corporation, does make, constitute and appoint
RICHARD D. EKSTROM, with full power and authority his true and lawful attorney-in-fact and agent, for him and his name, place and stead in any and all capacities, to sign the Annual Report of Demegen, Inc. on Form 10-KSB for the year ended September 30, 1999, and to file such Annual Report, so signed, with all exhibits thereto, with the Securities and Exchange Commission, hereby further granting unto said attorney-in-fact full power and authority to do and perform any and all acts and things requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do in person; the undersigned hereby ratifies and confirms all that said attorney and agent, shall do or cause to be done by virtue hereof.


         IN WITNESS WHEREOF, THE UNDERSIGNED HAS HEREUNTO SET HIS HAND AND SEAL THIS 2nd day of December, 1999.






    /s/ John Bridwell  (SEAL)
-----------------------
John Bridwell, Director

                                POWER OF ATTORNEY



         KNOW BY ALL MEN BY THESE PRESENTS, that the undersigned director of Demegen, Inc., a Colorado Corporation, does make, constitute and appoint
RICHARD D. EKSTROM, with full power and authority his true and lawful attorney-in-fact and agent, for him and his name, place and stead in any and all capacities, to sign the Annual Report of Demegen, Inc. on Form 10-KSB for the year ended September 30, 1999, and to file such Annual Report, so signed, with all exhibits thereto, with the Securities and Exchange Commission, hereby further granting unto said attorney-in-fact full power and authority to do and perform any and all acts and things requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do in person; the undersigned hereby ratifies and confirms all that said attorney and agent, shall do or cause to be done by virtue hereof.


         IN WITNESS WHEREOF, THE UNDERSIGNED HAS HEREUNTO SET HIS HAND AND SEAL THIS 2nd day of December, 1999.







      /s/ Konrad M. Weis       (SEAL)
-------------------------------
Konrad M. Weis, Ph.D., Director